First Sentier American Listed Infrastructure Fund

Schedule of Investments
at July 31, 2022 (Unaudited)

Shares		Value
	COMMON STOCKS: 82.03%
	Electric Utilities - 36.31%
809	Alliant Energy Corp.	$49,292
106	Duke Energy Corp.	11,653
200	Emera, Inc.^	9,482
900	Entergy Corp.	103,617
1,021	Evergy, Inc.	69,693
1,918	FirstEnergy Corp.	78,830
2,627	NextEra Energy, Inc.	221,955
813	OGE Energy Corp.	33,398
616	Pinnacle West Capital Corp.	45,258
2,996	PG&E Corp.	32,537
3,029	PPL Corp.	88,083
314	Southern Co.	24,143
1,257	Xcel Energy, Inc.	91,987
		859,928

	Environmental & Facilities Services - 0.51%
87	Republic Services, Inc.	12,063

	Gas Utilities - 1.98%
2,100	Altagas Ltd.^	46,787

	Multi-Utilities - 15.97%
484	Avista Corp.	20,454
2,157	CenterPoint Energy, Inc.	68,355
1,880	Dominion Energy, Inc.	154,122
267	DTE Energy Co.	34,790
607	Sempra Energy	100,641
		378,362

	Oil & Gas Storage & Transportation - 9.08%
530	Cheniere Energy, Inc.	79,277
1,088	DT Midstream, Inc.	59,873
1,098	Targa Resources Corp.	75,883
		215,033

	Railroads - 18.18%
6,102	CSX Corp.	197,278
664	Norfolk Southern Corp.	166,777
293	Union Pacific Corp.	66,599
		430,654
	TOTAL COMMON STOCKS (Cost $1,742,569)	1,942,827

	REITs: 16.96%
	Real Estate - 16.96%
1,016	American Tower Corp.	275,163
306	Crown Castle International Corp.	55,282
212	SBA Communications Corp.	71,188
	TOTAL REITs (Cost $367,471)	401,633

	Total Investments in Securities (Cost $2,110,040): 98.99%	2,344,460
	Other Assets in Excess of Liabilities: 1.01%	23,942
	Net Assets: 100.00%	$2,368,402

^ Foreign issuer.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's
Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

First Sentier American Listed Infrastructure Fund
Summary of Fair Value Disclosure at July 31, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United
States of America ("U.S. GAAP") establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2022:

First Sentier American Listed Infrastructure Fund	Level 1	Level 2	Level 3	Total

Common Stocks
Energy	$215,033	$-	$-	$215,033
Industrials	442,717	-	-	442,717
Utilities	1,285,077	-	-	1,285,077
Total Common Stocks	1,942,827	-	-	1,942,827
REITs	401,633	-	-	401,633
Total Investments in Securities	$2,344,460	$-	$-	$2,344,460

Refer to the Fund’s schedule of investments for a detailed break-out of holdings by industry classification.